July 22, 2019                                        Exhibit 99.1
Park National Corporation reports financial results
for second quarter and first half of 2019

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and first half of 2019 (three and six months ended June 30, 2019). Park's board of directors declared a quarterly cash dividend of $1.01 per common share, payable on September 10, 2019 to common shareholders of record as of August 16, 2019.
Park’s net income for the second quarter of 2019 was $22.2 million, a 21.5 percent decrease from $28.2 million for the second quarter of 2018. Second quarter 2019 net income per diluted common share was $1.33, compared to $1.83 in the second quarter of 2018. Park's net income for first half of 2019 was $47.6 million, a 19.8 percent decrease from $59.4 million for first half of 2018. Net income per diluted common share was $2.94 for the first half of 2019, compared to $3.85 for the first half of 2018.
Park Chairman and CEO David Trautman said, “Comparing the first half of 2019 to the first half of 2018 is a challenge. The first half of 2018 included some unanticipated nonrecurring revenue and the second quarter of 2019 included anticipated merger-related expenses.”
“Our banking organization continues to perform consistently well, including increases in commercial loans and installment loans in the first half of this year,” Trautman added.
Park's community-banking subsidiary, The Park National Bank, reported net income of $29.4 million for the second quarter of 2019, a 2.1 percent increase from $28.8 million reported for the second quarter of 2018. The bank reported net income of $56.1 million for the first half of 2019, compared to $55.5 million for the first half of 2018. In the first half of 2019, the bank (not including loans from the Carolina Alliance Bank Division) grew installment loans by 10.1 percent annualized and commercial loans by 3.5 percent annualized.
Headquartered in Newark, Ohio, Park National Corporation had $8.7 billion in total assets (as of June 30, 2019). The Park organization consists of community bank divisions, specialty finance companies, and a non-bank subsidiary. Park's banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, The Park National Bank of Southwest Ohio & Northern Kentucky Division, NewDominion Bank Division and Carolina Alliance Bank Division. Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below.
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this News Release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans; changes in interest rates and prices may adversely impact prepayment penalty income, mortgage banking income, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to tax reform legislation, changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties' performance and creditworthiness; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational, asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, customer acquisition and retention, changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effects of easing restrictions on participants in the financial services industry; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, including the new current expected credit loss rule issued by the FASB in June 2016, which will require banks to record, at the time of origination, credit losses expected throughout the life of the asset portfolio on loans and HTM securities, as opposed to the current practice of recording losses which it is probable that a loss event has occurred, which may adversely affect Park's reported financial condition or results of operations; Park's assumptions and estimates used in applying critical accounting policies, which may prove unreliable, inaccurate or not predictive of actual results; changes in law and policy accompanying the current presidential administration and uncertainty or speculation pending the enactment of such changes; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations), monetary and other fiscal policies (including the impact of money supply and interest rate policies to the Federal Reserve Board) and other governmental policies of the U.S. federal government; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; the effect of healthcare laws in the U.S. and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; Park's ability to integrate recent acquisitions (including CAB Financial Corporation ("CAB")) as well as any future acquisitions, which may be unsuccessful, or may be more difficult, time-consuming or costly than expected; risk and uncertainties associated with Park's entry into new geographic markets with its recent acquisitions, expected revenue synergies and cost savings from the merger of Park and CAB may not be fully realized or realized within the expected time frame; revenues following the merger of Park and CAB may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger of Park and CAB; Park issued equity securities in the acquisitions of NewDominion Bank and CAB and may issue equity securities in connection with future acquisitions, which could cause ownership and economic dilution to Park's current shareholders; the discontinuation of LIBOR and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

Report on Form 10-K for the fiscal year ended December 31, 2018. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2019, March 31, 2019, and June 30, 2018

	2019	2019	2018	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '19	2Q '18
INCOME STATEMENT:
Net interest income	$75,851	$67,776	$64,742	11.9%	17.2%
Provision for loan losses	1,919	2,498	1,386	(23.2)%	38.5%
Other income	22,808	22,025	23,242	3.6%	(1.9)%
Other expense	70,192	56,827	52,534	23.5%	33.6%
Income before income taxes	$26,548	$30,476	$34,064	(12.9)%	(22.1)%
Income taxes	4,385	5,021	5,823	(12.7)%	(24.7)%
Net income	$22,163	$25,455	$28,241	(12.9)%	(21.5)%

MARKET DATA:
Earnings per common share - basic (b)	$1.34	$1.63	$1.85	(17.8)%	(27.6)%
Earnings per common share - diluted (b)	1.33	1.62	1.83	(17.9)%	(27.3)%
Cash dividends declared per common share	1.01	1.21	1.21	(16.5)%	(16.5)%
Book value per common share at period end	56.92	54.06	49.51	5.3%	15.0%
Market price per common share at period end	99.39	94.75	111.42	4.9%	(10.8)%
Market capitalization at period end	1,631,741	1,480,990	1,699,277	10.2%	(4.0)%

Weighted average common shares - basic (a)	16,560,545	15,651,541	15,285,532	5.8%	8.3%
Weighted average common shares - diluted (a)	16,642,571	15,744,777	15,417,607	5.7%	7.9%
Common shares outstanding at period end	16,417,562	15,630,499	15,251,095	5.0%	7.6%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.04%	1.32%	1.52%	(21.2)%	(31.6)%
Return on average shareholders' equity (a)(b)	9.49%	12.31%	15.02%	(22.9)%	(36.8)%
Yield on loans	5.23%	5.14%	4.90%	1.8%	6.7%
Yield on investment securities	2.78%	2.82%	2.73%	(1.4)%	1.8%
Yield on money market instruments	2.64%	2.76%	1.99%	(4.3)%	32.7%
Yield on interest earning assets	4.76%	4.66%	4.39%	2.1%	8.4%
Cost of interest bearing deposits	1.04%	0.97%	0.64%	7.2%	62.5%
Cost of borrowings	2.15%	2.01%	1.84%	7.0%	16.8%
Cost of paying interest bearing liabilities	1.16%	1.10%	0.79%	5.5%	46.8%
Net interest margin (g)	3.92%	3.86%	3.81%	1.6%	2.9%
Efficiency ratio (g)	70.61%	62.77%	59.23%	12.5%	19.2%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$46.30	$46.42	$44.77	(0.3)%	3.4%

N.M. - Not meaningful
Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2019, March 31, 2019, and June 30, 2018

				Percent change vs.
(in thousands, except ratios)	June 30, 2019	March 31, 2019	June 30, 2018	1Q '19	2Q '18
BALANCE SHEET:
Investment securities	$1,396,530	$1,400,987	$1,529,783	(0.3)%	(8.7)%
Loans	6,376,737	5,740,760	5,324,974	11.1%	19.8%
Allowance for loan losses	54,003	53,368	49,452	1.2%	9.2%
Goodwill and other intangibles	174,288	119,421	72,334	45.9%	140.9%
Other real estate owned (OREO)	3,839	4,629	5,729	(17.1)%	(33.0)%
Total assets	8,657,453	7,852,246	7,462,156	10.3%	16.0%
Total deposits	7,032,120	6,325,212	6,015,844	11.2%	16.9%
Borrowings	595,578	602,569	631,139	(1.2)%	(5.6)%
Total shareholders' equity	934,432	845,044	755,088	10.6%	23.8%
Tangible equity (d)	760,144	725,623	682,754	4.8%	11.3%
Total nonperforming loans	86,833	86,471	98,867	0.4%	(12.2)%
Total nonperforming assets	94,168	94,596	104,596	(0.5)%	(10.0)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	73.66%	73.11%	71.36%	0.8%	3.2%
Total nonperforming loans as a % of period end loans	1.36%	1.51%	1.86%	(9.9)%	(26.9)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.48%	1.65%	1.96%	(10.3)%	(24.5)%
Allowance for loan losses as a % of period end loans	0.85%	0.93%	0.93%	(8.6)%	(8.6)%
Net loan charge-offs	$1,284	$642	$903	100.0%	42.2%
Annualized net loan charge-offs as a % of average loans (a)	0.08%	0.05%	0.07%	60.0%	14.3%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.79%	10.76%	10.12%	0.3%	6.6%
Tangible equity (d) / Tangible assets (f)	8.96%	9.38%	9.24%	(4.5)%	(3.0)%
Average shareholders' equity / Average assets (a)	10.92%	10.71%	10.11%	2.0%	8.0%
Average shareholders' equity / Average loans (a)	14.79%	14.74%	14.26%	0.3%	3.7%
Average loans / Average deposits (a)	91.03%	90.78%	88.23%	0.3%	3.2%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2019 and June 30, 2018

	2019	2018
(in thousands, except share and per share data and ratios)	Six months ended June 30	Six months ended June 30	Percent change vs '18
INCOME STATEMENT:
Net interest income	$143,627	$129,592	10.8%
Provision for loan losses	4,417	1,646	168.3%
Other income	44,833	50,145	(10.6)%
Other expense	127,019	106,842	18.9%
Income before income taxes	$57,024	$71,249	(20.0)%
Income taxes	9,406	11,885	(20.9)%
Net income	$47,618	$59,364	(19.8)%

MARKET DATA:
Earnings per common share - basic (b)	$2.96	$3.88	(23.7)%
Earnings per common share - diluted (b)	2.94	3.85	(23.6)%
Cash dividends declared per common share	2.22	2.15	3.3%

Weighted average common shares - basic (a)	16,106,043	15,286,932	5.4%
Weighted average common shares - diluted (a)	16,193,643	15,424,585	5.0%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.17%	1.61%	(27.3)%
Return on average shareholders' equity (a)(b)	10.81%	15.92%	(32.1)%
Yield on loans	5.19%	4.92%	5.5%
Yield on investment securities	2.80%	2.68%	4.5%
Yield on money market instruments	2.70%	1.76%	53.4%
Yield on interest earning assets	4.71%	4.39%	7.3%
Cost of interest bearing deposits	1.01%	0.59%	71.2%
Cost of borrowings	2.08%	1.78%	16.9%
Cost of paying interest bearing liabilities	1.13%	0.75%	50.7%
Net interest margin (g)	3.89%	3.84%	1.3%
Efficiency ratio (g)	66.87%	58.98%	13.4%

ASSET QUALITY RATIOS:
Net loan charge-offs	$1,926	$2,182	(11.7)%
Annualized net loan charge-offs as a % of average loans (a)	0.06%	0.08%	(25.0)%

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (a)	10.82%	10.08%	7.3%
Average shareholders' equity / Average loans (a)	14.77%	14.20%	4.0%
Average loans / Average deposits (a)	90.91%	88.80%	2.4%

N.M. - Not meaningful
Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2019	2018	2019	2018

Interest income:
Interest and fees on loans	$82,471	$64,496	$154,474	$128,898
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	6,919	7,746	13,914	14,513
Obligations of states and political subdivisions - tax-exempt	2,308	2,178	4,525	4,352
Other interest income	528	271	1,169	642
Total interest income	92,226	74,691	174,082	148,405

Interest expense:
Interest on deposits:
Demand and savings deposits	8,811	4,107	15,904	7,397
Time deposits	4,357	2,886	8,134	5,437
Interest on borrowings	3,207	2,956	6,417	5,979
Total interest expense	16,375	9,949	30,455	18,813

Net interest income	75,851	64,742	143,627	129,592

Provision for loan losses	1,919	1,386	4,417	1,646

Net interest income after provision for loan losses	73,932	63,356	139,210	127,946

Other income	22,808	23,242	44,833	50,145

Other expense	70,192	52,534	127,019	106,842

Income before income taxes	26,548	34,064	57,024	71,249

Income taxes	4,385	5,823	9,406	11,885

Net income	$22,163	$28,241	$47,618	$59,364

Per Common Share:
Net income - basic	$1.34	$1.85	$2.96	$3.88
Net income - diluted	$1.33	$1.83	$2.94	$3.85

Weighted average shares - basic	16,560,545	15,285,532	16,106,043	15,286,932
Weighted average shares - diluted	16,642,571	15,417,607	16,193,643	15,424,585

Cash dividends declared	$1.01	$1.21	$2.22	$2.15

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2019	December 31, 2018

Assets

Cash and due from banks	$160,589	$141,890
Money market instruments	98,916	25,324
Investment securities	1,396,530	1,428,145
Loans	6,376,737	5,692,132
Allowance for loan losses	(54,003)	(51,512)
Loans, net	6,322,734	5,640,620
Bank premises and equipment, net	72,129	59,771
Goodwill and other intangible assets	174,288	119,710
Other real estate owned	3,839	4,303
Other assets	428,428	384,545
Total assets	$8,657,453	$7,804,308

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,907,027	$1,804,881
Interest bearing	5,125,093	4,455,979
Total deposits	7,032,120	6,260,860
Borrowings	595,578	636,966
Other liabilities	95,323	73,976
Total liabilities	$7,723,021	$6,971,802

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2019 and December 31, 2018)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2019 and 2018; 17,623,216 shares issued at June 30, 2019 and 16,586,165 shares issued at December 31, 2018)	456,911	358,598
Accumulated other comprehensive loss, net of taxes	(26,307)	(49,788)
Retained earnings	625,227	614,069
Treasury shares (1,205,654 shares at June 30, 2019 and 887,987 shares at December 31, 2018)	(121,399)	(90,373)
Total shareholders' equity	$934,432	$832,506
Total liabilities and shareholders' equity	$8,657,453	$7,804,308

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2019	2018	2019	2018

Assets

Cash and due from banks	$127,115	$118,870	$122,485	$118,561
Money market instruments	80,239	54,551	87,212	73,437
Investment securities	1,413,309	1,506,699	1,401,641	1,478,564
Loans	6,332,167	5,289,056	6,012,446	5,295,814
Allowance for loan losses	(53,849)	(49,750)	(53,124)	(50,168)
Loans, net	6,278,318	5,239,306	5,959,322	5,245,646
Bank premises and equipment, net	71,253	56,109	66,079	56,307
Goodwill and other intangible assets	165,311	72,334	142,587	72,334
Other real estate owned	4,183	8,416	4,277	10,962
Other assets	436,767	403,463	422,899	401,608
Total assets	$8,576,495	$7,459,748	$8,206,502	$7,457,419

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,887,335	$1,602,228	$1,809,213	$1,585,742
Interest bearing	5,068,709	4,392,733	4,804,076	4,378,091
Total deposits	6,956,044	5,994,961	6,613,289	5,963,833
Borrowings	597,448	645,909	622,414	678,296
Other liabilities	86,377	64,777	82,853	63,414
Total liabilities	$7,639,869	$6,705,647	$7,318,556	$6,705,543

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	455,895	307,689	407,533	307,714
Accumulated other comprehensive loss, net of taxes	(36,825)	(54,184)	(41,655)	(47,965)
Retained earnings	624,995	588,170	623,291	579,448
Treasury shares	(107,439)	(87,574)	(101,223)	(87,321)
Total shareholders' equity	$936,626	$754,101	$887,946	$751,876
Total liabilities and shareholders' equity	$8,576,495	$7,459,748	$8,206,502	$7,457,419

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2019	2019	2018	2018	2018
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$82,471	$72,003	$72,342	$69,905	$64,496
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	6,919	6,995	7,275	7,691	7,746
Obligations of states and political subdivisions - tax-exempt	2,308	2,217	2,213	2,205	2,178
Other interest income	528	641	337	428	271
Total interest income	92,226	81,856	82,167	80,229	74,691

Interest expense:
Interest on deposits:
Demand and savings deposits	8,811	7,093	6,006	6,412	4,107
Time deposits	4,357	3,777	3,610	3,328	2,886
Interest on borrowings	3,207	3,210	2,921	2,813	2,956
Total interest expense	16,375	14,080	12,537	12,553	9,949

Net interest income	75,851	67,776	69,630	67,676	64,742

Provision for loan losses	1,919	2,498	3,359	2,940	1,386

Net interest income after provision for loan losses	73,932	65,278	66,271	64,736	63,356

Other income	22,808	22,025	26,892	24,064	23,242

Other expense	70,192	56,827	62,597	59,316	52,534

Income before income taxes	26,548	30,476	30,566	29,484	34,064

Income taxes	4,385	5,021	4,305	4,722	5,823

Net income	$22,163	$25,455	$26,261	$24,762	$28,241

Per Common Share:
Net income - basic	$1.34	$1.63	$1.67	$1.58	$1.85
Net income - diluted	$1.33	$1.62	$1.67	$1.56	$1.83

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2019	2019	2018	2018	2018
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$6,935	$6,723	$6,814	$6,418	$6,666
Service charges on deposits	2,655	2,559	2,852	2,861	2,826
Other service income	4,040	2,818	3,279	3,246	3,472
Debit card fee income	5,227	4,369	4,581	4,352	4,382
Bank owned life insurance income	1,286	1,006	2,190	2,585	1,031
ATM fees	460	440	444	500	510
OREO valuation adjustments	(55)	(27)	(93)	(77)	(114)
(Loss) gain on the sale of OREO, net	(159)	(12)	142	(81)	(147)
Net loss on the sale of investment securities	(607)	—	—	—	—
Unrealized gain (loss) on equity securities	232	1,742	(17)	89	1,348
Other components of net periodic benefit income	1,183	1,183	1,705	1,705	1,705
Gain on the sale of loans	—	—	2,826	—	—
Miscellaneous	1,611	1,224	2,169	2,466	1,563
Total other income	$22,808	$22,025	$26,892	$24,064	$23,242

Other expense:
Salaries	$32,093	$25,805	$27,103	$27,229	$24,103
Employee benefits	9,014	8,430	7,977	7,653	7,630
Occupancy expense	3,223	3,011	2,769	2,976	2,570
Furniture and equipment expense	4,386	4,150	4,170	3,807	4,013
Data processing fees	2,905	2,133	2,222	2,580	1,902
Professional fees and services	10,106	6,006	8,516	8,065	6,123
Marketing	1,455	1,226	1,377	1,364	1,185
Insurance	1,381	1,156	1,277	1,388	1,196
Communication	1,375	1,333	1,335	1,207	1,189
State tax expense	1,054	1,005	750	1,000	958
Amortization of intangible assets	702	289	289	289	—
Miscellaneous	2,498	2,283	4,812	1,758	1,665
Total other expense	$70,192	$56,827	$62,597	$59,316	$52,534

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2019	March 31, 2019	2018	2017	2016	2015

Allowance for loan losses:
Allowance for loan losses, beginning of period	$53,368	$51,512	$49,988	$50,624	$56,494	$54,352
Charge-offs	2,928	2,987	13,552	19,403	20,799	14,290
Recoveries	1,644	2,345	7,131	10,210	20,030	11,442
Net charge-offs	1,284	642	6,421	9,193	769	2,848
Provision for (recovery of) loan losses	1,919	2,498	7,945	8,557	(5,101)	4,990
Allowance for loan losses, end of period	$54,003	$53,368	$51,512	$49,988	$50,624	$56,494

General reserve trends:
Allowance for loan losses, end of period	$54,003	$53,368	$51,512	$49,988	$50,624	$56,494
Specific reserves	2,379	2,468	2,273	684	548	4,191
General reserves	$51,624	$50,900	$49,239	$49,304	$50,076	$52,303

Total loans	$6,376,737	$5,740,760	$5,692,132	$5,372,483	$5,271,857	$5,068,085
Impaired commercial loans	50,225	50,881	48,135	56,545	70,415	80,599
Total loans less impaired commercial loans	$6,326,512	$5,689,879	$5,643,997	$5,315,938	$5,201,442	$4,987,486

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized)	0.08%	0.05%	0.12%	0.17%	0.02%	0.06%
Allowance for loan losses as a % of period end loans	0.85%	0.93%	0.90%	0.93%	0.96%	1.11%
General reserves as a % of total loans less impaired commercial loans	0.82%	0.89%	0.87%	0.93%	0.96%	1.05%
General reserves as a % of total loans less impaired commercial loans (excluding acquired loans)	0.92%	0.93%	0.91%	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$66,675	$69,175	$67,954	$72,056	$87,822	$95,887
Accruing troubled debt restructurings	17,759	15,757	15,173	20,111	18,175	24,979
Loans past due 90 days or more	2,399	1,539	2,243	1,792	2,086	1,921
Total nonperforming loans	$86,833	$86,471	$85,370	$93,959	$108,083	$122,787
Other real estate owned - Park National Bank	3,042	3,114	2,788	6,524	6,025	7,456
Other real estate owned - SEPH	797	1,515	1,515	7,666	7,901	11,195
Other nonperforming assets - Park National Bank	3,496	3,496	3,464	4,849	—	—
Total nonperforming assets	$94,168	$94,596	$93,137	$112,998	$122,009	$141,438
Percentage of nonaccrual loans to period end loans	1.05%	1.20%	1.19%	1.34%	1.67%	1.89%
Percentage of nonperforming loans to period end loans	1.36%	1.51%	1.50%	1.75%	2.05%	2.42%
Percentage of nonperforming assets to period end loans	1.48%	1.65%	1.64%	2.10%	2.31%	2.79%
Percentage of nonperforming assets to period end total assets	1.09%	1.20%	1.19%	1.50%	1.63%	1.93%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2019	March 31, 2019	2018	2017	2016	2015

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$69,175	$67,954	$72,056	$87,822	$95,887	$100,393
New nonaccrual loans	17,952	12,484	76,611	58,753	74,786	80,791
Resolved nonaccrual loans	20,452	11,263	80,713	74,519	82,851	85,297
Nonaccrual loans, end of period	$66,675	$69,175	$67,954	$72,056	$87,822	$95,887

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$56,338	$61,838	$59,381	$66,585	$95,358	$109,304
Prior charge-offs	6,113	10,957	11,246	10,040	24,943	28,705
Remaining principal balance	50,225	50,881	48,135	56,545	70,415	80,599
Specific reserves	2,379	2,468	2,273	684	548	4,191
Book value, after specific reserves	$47,846	$48,413	$45,862	$55,861	$69,867	$76,408

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations

NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			SIX MONTHS ENDED
(in thousands, except share and per share data)	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net interest income	$75,851	$67,776	$64,742	$143,627	$129,592
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	1,606	266	—	1,872	—
less interest income on former Vision Bank relationships	—	7	814	7	3,310
Net interest income - adjusted	$74,245	$67,503	$63,928	$141,748	$126,282

Provision for loan losses	$1,919	$2,498	$1,386	$4,417	$1,646
less recoveries on former Vision Bank relationships	(65)	(100)	(325)	(165)	(505)
Provision for loan losses - adjusted	$1,984	$2,598	$1,711	$4,582	$2,151

Other income	$22,808	$22,025	$23,242	$44,833	$50,145
less net (loss) gain on sale of former Vision Bank OREO properties	$(139)	$—	$32	$(139)	$4,202
less gain on 8.55% prior investment in NewDominion	—	—	—	—	3,500
less other service income related to former Vision Bank relationships	—	—	46	—	1,057
less net loss on the sale of debt securities in the ordinary course of business	(607)	—	—	(607)	(2,271)
Other income - adjusted	$23,554	$22,025	$23,164	$45,579	$43,657

Other expense	$70,192	$56,827	$52,534	$127,019	$106,842
less merger related expenses related to NewDominion and Carolina Alliance acquisitions	6,058	276	445	6,334	595
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	702	289	—	991	—
less management and consulting expenses related to collection of payments on former Vision Bank loan relationships	—	—	47	—	1,236
less one-time incentive expense	—	—	—	—	1,128
Other expense - adjusted	$63,432	$56,262	$52,042	$119,694	$103,883

Tax effect of adjustments to net income identified above (i)	$1,225	$40	$(152)	$1,266	$(1,542)

Net income - reported	$22,163	$25,455	$28,241	$47,618	$59,364
Net income - adjusted	$26,773	$25,607	$27,668	$52,379	$53,562

Diluted EPS	$1.33	$1.62	$1.83	$2.94	$3.85
Diluted EPS, adjusted (h)	$1.61	$1.63	$1.79	$3.23	$3.47

Annualized return on average assets (a)(b)	1.04%	1.32%	1.52%	1.17%	1.61%
Annualized return on average assets, adjusted (a)(b)(h)	1.25%	1.33%	1.49%	1.29%	1.45%

Annualized return on average tangible assets (a)(b)(e)	1.06%	1.34%	1.53%	1.19%	1.62%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.28%	1.35%	1.50%	1.31%	1.46%

Annualized return on average equity (a)(b)	9.49%	12.31%	15.02%	10.81%	15.92%
Annualized return on average equity, adjusted (a)(b)(h)	11.47%	12.38%	14.72%	11.90%	14.37%

Annualized return on average tangible equity (a)(b)(c)	11.53%	14.36%	16.61%	12.88%	17.62%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	13.92%	14.44%	16.28%	14.17%	15.89%

Efficiency ratio (g)	70.61%	62.77%	59.23%	66.87%	58.98%
Efficiency ratio, adjusted (g)(h)	64.36%	62.33%	59.28%	63.39%	60.63%

Annualized net interest margin (g)	3.92%	3.86%	3.81%	3.89%	3.84%
Annualized net interest margin, adjusted (g)(h)	3.84%	3.85%	3.77%	3.84%	3.75%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Averages are for the three months ended June 30, 2019, March 31, 2019 and June 30, 2018 and the six months ended June 30, 2019 and June 30, 2018.
(b) Reported measure uses net income.
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
AVERAGE SHAREHOLDERS' EQUITY	$936,626	$838,723	$754,101	$887,946	$751,876
Less: Average goodwill and other intangible assets	165,311	119,611	72,334	142,587	72,334
AVERAGE TANGIBLE EQUITY	$771,315	$719,112	$681,767	$745,359	$679,542

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2019	March 31, 2019	June 30, 2018
TOTAL SHAREHOLDERS' EQUITY	$934,432	$845,044	$755,088
Less: Goodwill and other intangible assets	174,288	119,421	72,334
TANGIBLE EQUITY	$760,144	$725,623	$682,754

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
AVERAGE ASSETS	$8,576,495	$7,832,397	$7,459,748	$8,206,502	$7,457,419
Less: Average goodwill and other intangible assets	165,311	119,611	72,334	142,587	72,334
AVERAGE TANGIBLE ASSETS	$8,411,184	$7,712,786	$7,387,414	$8,063,915	$7,385,085

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2019	March 31, 2019	June 30, 2018
TOTAL ASSETS	$8,657,453	$7,852,246	$7,462,156
Less: Goodwill and other intangible assets	174,288	119,421	72,334
TANGIBLE ASSETS	$8,483,165	$7,732,825	$7,389,822

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2019	March 31, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Interest income	$92,226	$81,856	$74,691	$174,082	$148,405
Fully taxable equivalent adjustment	752	734	705	1,486	1,406
Fully taxable equivalent interest income	$92,978	$82,590	$75,396	$175,568	$149,811
Interest expense	16,375	14,080	9,949	30,455	18,813
Fully taxable equivalent net interest income	$76,603	$68,510	$65,447	$145,113	$130,998

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliation above.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com